                                                                    EXHIBIT 4.4

              NUMBER                        INCORPORATED UNDER THE LAWS OF THE STATE OF                SHARES
                0                                             DELAWARE

                                                              SERIES B
                                                       CONVERTIBLE PREFERRED

                                                     AMERICAN TELECASTING, INC.

                                              TOTAL AUTHORIZED ISSUE 3,500,000 SHARES

500,000 Series B Convertible Preferred Shares                3,000,000 Preferred Shares
With A Par Value of $0.01 Each                               With A Par Value of $0.01 Each

           THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS,
         PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF
                       AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

This is to Certify that                                                                         is the owner of
                                                                                               fully paid and
non-assessable PREFERRED shares of American Telecasting, Inc. transferable only on the books of the Corporation by the holder hereof in person or by the duly authorized Attorney upon surrender of this certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated

                SECRETARY                                                               PRESIDENT



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                   UNIF GIFT MIN ACT -       Custodian
                                                                     -------------------------------
TEN ENT - as tenants by the entireties                               (Cust)          (Minor)

JT TEN  - as joint tenants with right of                             under Uniform Gifts to Minors
          survivorship and not as tenants in common                  Act
                                                                         ---------------------------
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------------------------------------

------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

------------------------------------------------------------------------

------------------------------------------------------------------------

                                                                    Shares
represented by the within Certificate, and do hereby
irrevocably constitute and appoint
                                                                   Attorney
to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.
        Dated                   19

        In presence of

                                 -----------------------------


-----------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.